CHASE VISTA SMALL CAP EQUITY FUND
                        SUPPLEMENT DATED OCTOBER 2, 1998
                   TO THE PROSPECTUS DATED FEBRUARY 27, 1998

In the Section entitled "Investment Approach," the following paragraph is inserted in lieu of the second paragraph:

     As of September 30, 1998, the value of the Fund's net assets was approximately $455.6 million. To retain investment flexibility, the Fund may determine to discontinue selling new shares of the Fund when the net assets of the Fund reach approximately $500 million. Were the Fund to do so, existing shareholders of the Fund would be permitted to continue making additional purchases of Fund shares. The Fund retains the discretion to modify or eliminate this policy in the future.